Acquisition of a Subsidiary	12 Months Ended
Dec. 31, 2012
Acquisition of a Subsidiary
3.	ACQUISITION OF A SUBSIDIARY

On October 17, 2012, the Group reacquired 51% equity interest of Beijing Giant Zhengtu Network Technology Co., Ltd. (“Beijing Giant Zhengtu”) (named Beijing Huayi Giant Information Technology Co., Ltd. in 2011) from Huayi Brothers Media Corporation (“Huayi”), which was previously sold to Huayi in December 2010 for a consideration of RMB57,250,000 (the “reacquisition”). Prior to the reacquisition, the Group owned 34% equity interest of Beijing Giant Zhengtu and accounted it as an equity investee. After the reacquisition, the Group had a total of 85% equity interest of Beijing Giant Zhengtu and Beijing Giant Zhengtu became a consolidated subsidiary of the Group. The Group reacquired Beijing Giant Zhengtu principally for the knowledge and expertise of their R&D employees as well as potential value associated with the developed game. The reacquisition met the definition of a business acquisition in accordance with ASC subtopic 805-10.

The acquisition date fair value of the consideration pursuant to the application of the acquisition method was as follows:

	RMB	US$
Cash	57,250,000	9,189,259
34% previously owned equity interests	31,572,322	5,067,707
15% non controlling interest	13,928,966	2,235,753

	102,751,288	16,492,719

The acquisition date fair value of the previously owned equity interest of 34% is included in the measurement of the consideration transferred and a loss of RMB303,581 (US$48,728) was recognized as a result of re-measuring upon reacquisition which was included in “Other income, net” in the consolidated statements of operations and comprehensive income. The fair value of the previously owned equity interests and non controlling interest was determined based on an independent valuation using an income approach. As Beijing Giant Zhengtu is a private entity, the fair value measurement is based on significant inputs that are not observable in the market and thus represent a Level 3 measurement as defined in ASC 820. The fair value estimates are based on (i) a discount rate of 13.7%, (ii) long-term sustainable growth rate of 3%, (iii) financial multiples of companies in the same industry as Beijing Giant Zhengtu and (iv) adjustment because of the lack of marketability that market participants would consider when estimating the fair value of Beijing Giant Zhengtu.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as at the date of acquisition:

	RMB	US$
Current assets	10,553,021	1,693,877
Property and equipment, net	16,390	2,631
Online game software	15,833,333	2,541,425

Total identifiable assets acquired	26,402,744	4,237,933

Accounts and other payables	77,581	12,453
Accrued liabilities	687,916	110,418

Total liabilities assumed	765,497	122,871

Net identifiable assets acquired	25,637,247	4,115,062
Goodwill	77,114,041	12,377,657

Net assets acquired	102,751,288	16,492,719

The fair value of the online game software was determined based on an independent valuation using an income approach, which involves applying an appropriate discount rate to estimated cash flow that will be derived from the online game in the future. The online game software is subject to a useful life of 5 years and amortization expense recorded for the year ended December 31, 2012 since acquisition was RMB834,167 (US$133,893). The goodwill recognized is attributable to expected synergies and knowledge and expertise from the workforce of Beijing Giant Zhengtu. None of the goodwill is expected to be deductible for income tax purposes.

Consolidated revenue and net income of Beijing Giant Zhengtu that was recorded during the period from October 17, 2012 through December 31, 2012 was RMB816,474 (US$131,053) and RMB1,659,266 (US$266,331), respectively. Pro forma results of operation for this acquisition have not been presented because the effects of the acquisition were not material to the Group’s consolidated financial results.